UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                  SCHEDULE 14A

                       Proxy Statement Pursuant to Section
                        14(a) of the Securities Exchange
                          Act of 1934 (Amendment No. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]   Preliminary Proxy Statement

[_]   CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
      (AS PERMITTED BY RULE 14a-6(e)(2))

[X]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant toss.240.14a-12


                              Innodata Isogen, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies:

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      2)    Aggregate number of securities to which transaction applies:

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      3)    Per unit price or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      4)    Proposed maximum aggregate value of transaction:

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      5)    Total fee paid:

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


[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

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      2)    Form, Schedule or Registration Statement No.:

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      3)    Filing Party

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      4)    Date Filed:

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

                             [INNODATA ISOGEN LOGO]

                             THREE UNIVERSITY PLAZA
                              HACKENSACK, NJ 07601

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 15, 2004

TO THE STOCKHOLDERS OF INNODATA ISOGEN, INC.:

      The Annual Meeting of Stockholders of Innodata Isogen, Inc. (the "Company") will be held at Innodata Isogen, Inc., Three University Plaza, Hackensack, New Jersey 07601 at 11:00 A.M. on June 15, 2004, for the following purposes:

(1) To elect six Directors of the Company to hold office until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified;

(2) To ratify the selection and appointment by the Company's Board of Directors of Grant Thornton LLP, independent auditors, as auditors for the Company for the year ending December 31, 2004; and

(3) To consider and transact such other business as may properly come before the meeting or any adjournments thereof.

      A Proxy Statement, form of Proxy, and the Annual Report to Stockholders of the Company for the year ended December 31, 2003 are enclosed herewith. Only holders of record of Common Stock of the Company at the close of business on April 21, 2004 will be entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of the stockholders entitled to vote will be available for inspection by any stockholder during the meeting; in addition, the list will be open for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting at the office of the Secretary of the Company, located at Three University Plaza, Hackensack, New Jersey 07601.

                                 By Order of the Board of Directors,



                                 Amy R. Agress
                                 Vice President, General Counsel and Secretary


Hackensack, New Jersey
April 29, 2004

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT EXPECT TO BE PRESENT, PLEASE SIGN AND DATE THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. ANY PERSON GIVING A PROXY HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE AND IF PRESENT AT THE MEETING MAY WITHDRAW IT AND VOTE IN PERSON. ATTENDANCE AT THE MEETING IS LIMITED TO STOCKHOLDERS, THEIR PROXIES AND INVITED GUESTS OF THE COMPANY.

                              INNODATA ISOGEN, INC.
                             THREE UNIVERSITY PLAZA
                              HACKENSACK, NJ 07601

                                 PROXY STATEMENT

      This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Innodata Isogen, Inc. (the "Company") of proxies in the form enclosed. Such Proxies will be voted at the Annual Meeting of Stockholders of the Company to be held at Innodata Isogen, Inc., Three University Plaza, Hackensack, New Jersey 07601 at 11:00 A.M. on June 15, 2004 (the "Meeting") and at any adjournments thereof for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

      This Proxy Statement and accompanying Proxy are being mailed on or about May 14, 2004 to all stockholders of record on April 21, 2004 (the "Record Date").

      Any stockholder giving a Proxy has the power to revoke the same at any time before it is voted. The cost of soliciting Proxies will be borne by the Company. The Company has no contract or arrangement with any party in connection with the solicitation of proxies. Following the mailing of the Proxy materials, solicitation of Proxies may be made by officers and employees of the Company by mail, telephone, telegram or personal interview. Properly executed Proxies will be voted in accordance with instructions given by stockholders at the places provided for such purpose in the accompanying Proxy. Unless contrary instructions are given by stockholders, persons named in the proxy intend to vote the shares represented by such Proxies FOR the election of the six nominees for director named herein, and FOR the selection of Grant Thornton LLP as independent auditors. The current members of the Board of Directors presently hold voting authority for Common Stock representing an aggregate of 2,376,644 votes, or approximately 11% of the total number of votes eligible to be cast at the Annual Meeting. The members of the Board of Directors have indicated their intention to vote affirmatively on all of the proposals.

                                VOTING SECURITIES

      Stockholders of record as of the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. On the Record Date there were 21,969,388 outstanding shares of common stock, par value $.01 per share (the "Common Stock"). Each holder of Common Stock is entitled to one vote for each share held by such holder. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 31, 2004, certain information regarding the beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of the Company's Common Stock based upon the most recent information available to the Company for (i) each person known by the Company to own beneficially more than five (5%) percent of the Company's outstanding Common Stock, (ii) each director and nominee for director of the
Company, (iii) each of the Company's Executive Officers whose total annual salary and bonus compensation exceeded $100,000 in 2003, and (iv) all Executive Officers and Directors of the Company as a group. Unless otherwise indicated, each stockholder's address is c/o the Company, Three University Plaza, Hackensack, New Jersey 07601.


                                                       SHARES OWNED BENEFICIALLY (1)

                                                      AMOUNT AND NATURE
  NAME AND ADDRESS OF                                   OF BENEFICIAL     PERCENT
   BENEFICIAL OWNER                                       OWNERSHIP       OF CLASS
   ----------------                                       ---------       --------
Track Data Corporation (2)                                1,430,468         6.5%

DIRECTORS:

Todd Solomon (3)                                          3,114,123        13.6%

Jack Abuhoff (4)                                          2,547,118        10.4%

Charles Goldfarb (5)                                         72,979           *

John R. Marozsan (6)                                         16,665           *

Haig S. Bagerdjian (6)                                       26,665           *

Louise C. Forlenza                                            2,500           *

NAMED EXECUTIVE OFFICERS:

Stephen Agress (7)                                          621,568         2.8%

George Kondrach (8)                                         112,893           *

All Executive Officers and Directors
as a Group (8 persons) (9)                                7,213,776        26.0%

      -------------------

      *     Less than 1%.

      1. Unless otherwise indicated, (i) each person has sole investment and voting power with respect to the shares indicated and (ii) the shares indicated are currently outstanding shares. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date which such person has the right to acquire within 60 days after such date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on a given date, any security which such person or persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Subject to the foregoing, the percentages are calculated based on 21,969,388 shares outstanding.

      2. The address of Track Data Corporation ("TDC") is 95 Rockwell Place, Brooklyn, New York 11217. TDC is controlled by Barry Hertz, its Chairman and principal shareholder. The information above does not include 2,900 shares held in a pension plan for the benefit of Mr. Hertz and exercisable options held by Mr. Hertz to purchase 619,272 shares of Common Stock. Including such stock options and shares, Mr. Hertz and TDC combined are beneficial owners of 2,049,740 shares of common stock, representing 9.1% of the total shares outstanding.

      3. Includes currently exercisable options to purchase 885,963 shares of Common Stock.

      4. Includes currently exercisable options to purchase 2,411,134 shares of Common Stock.

      5. Includes currently exercisable options to purchase 72,979 shares of Common Stock.

      6. Includes currently exercisable options to purchase 16,665 shares of Common Stock.

      7. Includes (i) currently exercisable options held by Mr. Agress to purchase 349,229 shares of Common Stock and (ii) currently exercisable options held by his wife to purchase 63,497 shares of Common Stock. Mr. Agress disclaims beneficial ownership in the shares attributable to his wife.

      8. Includes currently exercisable options to purchase 78,118 shares of Common Stock.

      9. Includes currently exercisable options to purchase 3,830,753 shares of Common Stock.

                          ITEM I. ELECTION OF DIRECTORS

      It is the intention of the persons named in the enclosed form of Proxy, unless such form of Proxy specifies otherwise, to nominate and to vote the shares represented by such Proxy FOR the election as Directors of Jack Abuhoff, Todd Solomon, Haig S. Bagerdjian, Louise C. Forlenza, Dr. Charles F. Goldfarb and John R. Marozsan, to hold office until the next Annual Meeting of Stockholders or until their respective successors shall have been duly elected and qualified. Each of the nominees currently serves as a Director of the Company. The Company has no reason to believe that any of the nominees will become unavailable to serve as Director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, each of the persons designated as proxy reserves the right to substitute another person of his choice when voting at the Annual Meeting.

  NAME                                     AGE                          POSITION
  ----                                     ---                          --------
  Jack Abuhoff                              43         Chairman of the Board of Directors, Chief Executive
                                                       Officer and President

  Todd Solomon                              42         Vice Chairman of the Board of Directors and Consultant

  Haig S. Bagerdjian                        47         Director

  Louise C. Forlenza                        54         Director

  Charles F. Goldfarb                       64         Director

  John R. Marozsan                          62         Director


      MR. JACK ABUHOFF has served as President and CEO since September 15, 1997. He has been a Director of the Company since its founding. From 1995 to 1997 he was Chief Operating Officer of Charles River Corporation, an international systems integration and outsourcing firm. From 1992 to 1994, he was employed by Chadbourne & Parke, and engaged in Sino-American technology joint ventures with Goldman Sachs. He practiced international corporate law with White & Case from 1986 to 1992. He holds an A.B. degree from Columbia College (1983) and a J.D. degree from Harvard Law School (1986).

      MR. TODD SOLOMON has been Vice Chairman and consultant to the Company since his resignation as President and CEO on September 15, 1997. He served as President and a Director of the Company since its founding by him in 1988. He had been Chief Executive Officer since August 1995. Mr. Solomon was President of Ruck Associates, an executive recruiting firm from 1986 until 1987. Mr. Solomon holds an A.B. in history and physics from Columbia University (1986).

      MR. HAIG S. BAGERDJIAN has been a Director of the Company since June 2001. He is the Chairman of the Board of Point.360 (Nasdaq: PTSX). Point.360 is a provider of video and film asset management services to owners, producers and distributors of entertainment and advertising content. From 1991 to 2002, Mr. Bagerdjian held various executive management positions at Syncor International Corporation (Nasdaq: SCOR), including Executive Vice President, President and CEO of Syncor Overseas, Ltd., Chairman and CEO of Syncor Pharmaceuticals, Inc., Chief Legal Officer, and Senior Vice President, Business Development. Syncor is an international provider of high-technology healthcare services primarily for radiopharmacy and medical imaging segments of the healthcare industry. Mr. Bagerdjian received a B.A. in International Relations and Slavic Languages and Literature, and Certificates in Russian Studies, Strategic Defense and National Security, from the University of Southern California in 1983, and a J.D. from Harvard Law School in 1986. He is admitted to the State Bar of California. Mr. Bagerdjian has also served as a director of Advanced Machine Vision Corporation (Nasdaq: AMVC).

      MS. LOUISE C. FORLENZA has been a Director of the Company since October 2002. Ms. Forlenza has, for the past 10 years, provided audit consultancy, management advisory, and tax planning services to a diverse group of corporate clients. From 1987 through 1992, she was the Chief Financial Officer and Chief Operating Officer of Intercontinental Exchange Partners, an international foreign exchange company, and served as a Director and as chair of its International Audit Committee. Prior to joining Intercontinental, she was the Chief Financial Officer of Bierbaum-Martin, a foreign exchange firm. Ms. Forlenza has served as a Director and chair of the Finance Committee at A&M Foods. Ms. Forlenza participates actively in various not-for-profit and philanthropic organizations including as benefit chair for Greenwich Hospital and as Director and Treasurer of The Acting Company, a New York City based promoter of arts and literacy founded in 1972 by actor John Houseman. Ms. Forlenza also serves on the executive, compensation and finance committees for The Acting Company. Ms. Forlenza is a certified public accountant and served on the faculty of the accounting department of Iona College having graduated with a B.B.A. in Accounting from Iona College (1971).

      DR. CHARLES F. GOLDFARB has been a Director of the Company since October 2000. Dr. Goldfarb invented SGML (Standard Generalized Markup Language) in 1974 and later led the team that developed it into the International Standard (ISO
8879) on which the World Wide Web's HTML (HyperText Markup Language) and XML (Extensible Markup Language) are based. HTML is an SGML application, while XML is a Web-optimized subset of SGML. Dr. Goldfarb served as Editor of the SGML International Standard for 20 years, and is a consultant to developers of SGML and XML applications and products. He is co-author of "The XML Handbook(TM)" and author of "The SGML Handbook"(TM) (Oxford University Press, 1990). He has been profiled in "Forbes," "Web Techniques," "Red Herring," and other publications. He holds the Printing Industries of America's Gutenberg Award, and is an Honorary Fellow of the Society for Technical Communication. Dr. Goldfarb earned an A.B. degree from Columbia College (1960) and a J.D. at Harvard Law School
(1964).

      MR. JOHN R. MAROZSAN has been a Director of the Company since June 2001. Mr. Marozsan retired in 1999 as President, Chief Executive Officer and as a member of the Executive Committee of CCH Incorporated, a leading provider of tax and business law information. In addition, he was a member of the Board of Directors of Wolters Kluwer U.S., of which CCH is a wholly owned subsidiary. Prior to joining CCH in 1996, Mr. Marozsan was President and CEO of Aspen Publishers, Inc., also a Wolters Kluwer U.S. company. Aspen Publishers, Gaithersburg, MD, develops and markets print and electronic books, loose-leaf reporting services, journals and newsletters for business professionals. Before becoming President and CEO in 1986, he spent 10 years in a number of management positions at Aspen, including Editor-in-Chief and Publisher. Mr. Marozsan received a B.S. degree in physics from Trenton State College (1967), and an M.A. from Harvard University (1970).

      There are no family relationships between or among any Directors of the Company. Directors are elected to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

INDEPENDENT DIRECTORS

      The Board of Directors is comprised of six (6) members, of which four (4) are classified as "independent" as defined in the NASDAQ Stock Market Marketplace Rule 4200. The independent directors comprise a majority of the Board. The four independent directors are Haig S. Bagerdjian, Louise C. Forlenza, Charles F. Goldfarb and John R. Marozsan.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors held four meetings during the year ended December 31, 2003. Each director attended at least (i) 75% of all of the meetings of the Board of Directors held during the period and (ii) 75% of the meetings of each committee on which he or she served. The Company does not have a policy requiring incumbent directors and director nominees to attend the Company's annual meeting of stockholders. One incumbent director attended last year's annual meeting.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Company has a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Serving on the Committee are Messrs. Marozsan and Bagerdjian and Ms. Forlenza. The Board of Directors has determined that it has an audit committee financial expert serving on the audit committee, Ms. Forlenza. Ms. Forlenza is an independent director as defined in Item 7(d)(3)(iv) of Schedule 14A. The functions of the Audit Committee are, among other things, to make recommendations concerning the selection each year of independent auditors of the Company, to review the effectiveness of the Company's internal accounting methods and procedures, to consider whether the Company's principal accountant's provision of non-audit services is compatible with maintaining the principal accountant's independence and to determine through discussions with the independent auditors whether any instructions or limitations have been placed upon them in connection with the scope of their audit or its implementation. To carry out its responsibilities, the Audit Committee met four times during fiscal 2003. The Board of Directors has determined that the members of the Audit Committee are "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200. A copy of the amended and restated charter of the Audit Committee adopted by the Audit Committee on April 26, 2004 is attached hereto as Exhibit A.

      The Compensation Committee is comprised of Messrs. Bagerdjian and Marozsan and Ms. Forlenza. The function of the Compensation Committee is to make recommendations to the Board of Directors concerning the compensation packages for the Executive Officers of the Company, including its Chief Executive Officer. To carry out its responsibilities, the Compensation Committee met four times during fiscal 2003. The Board of Directors has determined that the members of the Compensation Committee are "independent" as defined in the NASDAQ Stock Market's Marketplace Rule 4200.

      The Company does not have a standing Nominating Committee. Due to the size of the Company and the resulting efficiency of a Board of Directors that is also limited in size, as well as the lack of turnover in the Company's Board of Directors, the Board of Directors has determined that it is not necessary or appropriate at this time to establish a separate Nominating Committee. Potential candidates are discussed by the entire Board of Directors, and director nominees are selected by Board of Director resolution subject to the recommendation of a majority of the independent directors. All of the nominees recommended for election to the Board of Directors at the Annual Meetings are directors standing for re-election. Although the Board of Directors has not established any minimum qualifications for director candidates, when considering potential director candidates, the Board considers the candidate's character, judgment, diversity, skills, including financial literacy, and experience in the context of the needs of the Company and the Board of Directors. In 2003 the Company did not pay any fees to any third party to assist in identifying or evaluating potential nominees.

      The Company's By-laws include a procedure whereby its stockholders can nominate persons for election to the Board of Directors, as more fully described below under "Stockholder Proposals for the 2004 Annual Meeting." The Board of Directors will consider director candidates recommended by the Company's stockholders in a similar manner as those recommended by members of management or other directors, provided the stockholder submitting such nomination has complied with the procedures set forth in its By-laws. To date, the Company has not received any recommended nominees from any non-management stockholder or group of stockholders that beneficially owns five percent of its voting stock.

                          REPORT OF THE AUDIT COMMITTEE

      The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report by reference therein.

      The responsibilities of the Audit Committee, which are set forth in the Audit Committee Charter, include providing oversight to the Company's financial reporting process through periodic meetings with the Company's independent accountants and management to review accounting, auditing, internal controls and financial reporting matters. The Audit Committee is also responsible for the appointment, compensation and oversight of the Company's independent auditors. The management of the Company is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on the Company's senior management, including senior financial management, and its independent accountants.

      The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter. To carry out its responsibilities, the Audit Committee met four times during fiscal 2003.

      The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities relating to the quality and integrity of the Company's financial reports and financial reporting processes and systems of internal controls. Management of the Company has primary responsibility for the Company's financial statements and the overall reporting process, including maintenance of the Company's system of internal controls. The Company retains independent auditors who are responsible for conducting an independent audit of the Company's financial statements, in accordance with generally accepted auditing standards, and issuing a report thereon.

      In performing its duties, the Audit Committee has reviewed and discussed the audited financial statements with management and the Company's independent auditors. The Audit Committee has also discussed with the Company's independent auditors, the matters required to be discussed by Statement of Auditing
Standards ("SAS") No. 61, "Communications with Audit Committee." SAS No. 61 requires the independent auditors to provide the Audit Committee with additional information regarding the scope and results of their audit of the Company's financial statements, including with respect to (i) their responsibility under auditing standards generally accepted in the United States of America, (ii) significant accounting policies, (iii) management judgments and estimates, (iv) any significant audit adjustments, (v) any disagreements with management, and
(vi) any difficulties encountered in performing the audit. In addition, the Audit Committee received written disclosures and the letter from the independent auditors required by Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees". The independent auditors have discussed its independence with the Audit Committee, and has confirmed to us that, in its professional judgment, it is independent of the Company within the meaning of the federal securities laws.

      On the basis of the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission. The Audit Committee has also recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                 Audit Committee

                           John R. Marozsan - Chairman
                               Haig S. Bagerdjian
                               Louise C. Forlenza


FISCAL 2003 AND 2002 ACCOUNTING FIRM FEE SUMMARY

      Set forth below is certain information concerning fees billed to the Company by Grant Thornton LLP and its international affiliates in respect of services provided for 2003 and 2002. The Audit Committee has determined that the provision of all services is compatible with maintaining the independence of Grant Thornton LLP.

      Audit Fees. Grant Thornton LLP and its international affiliates billed the Company aggregate fees of approximately $150,000 for (1) professional services rendered for the audit of the annual financial statements for 2003 and (2) the reviews of the financial statements included in reports on Form 10-Q for periods within 2003; and approximately $110,000 for (1) professional services rendered for the audit of the annual financial statements for 2002 and (2) the reviews of the financial statements included in reports on Form 10-Q for periods within 2002.

      Audit Related Fees. Grant Thornton LLP and its international affiliates billed the Company aggregate fees of approximately $5,000 and $14,000 for audit related services rendered in 2003 and 2002, respectively.

      Tax Fees. Grant Thornton LLP and its international affiliates billed the Company aggregate fees of approximately $5,000 and $8,000 for tax related services rendered in 2003 and 2002 respectively.

      Other Fees. Grant Thornton LLP and its international affiliates did not provide any other services to the Company in 2003 or 2002.

      Audit Committee Pre-Approval Policy. All audit, audit-related services, tax services and other services provided by Grant Thornton LLP must be pre-approved by the Audit Committee. The Audit Committee may delegate to its Chair the authority to pre-approve otherwise permissible non-audit services, provided that any decision made pursuant to such delegation must be presented to the full Audit Committee for informational purposes at its next scheduled meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      The Company  believes  that during the period from January 1, 2003 through
December  31,  2003  all  officers,   directors  and  greater  than  ten-percent
beneficial owners complied with Section 16(a) filing requirements.

STOCKHOLDERS COMMUNICATIONS WITH THE BOARD OF DIRECTORS

      Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at 201-488-1200. However, stockholders may communicate with the Board of Directors by sending a letter to Board of Directors of Innodata Isogen, Inc., c/o Corporate Secretary, 3 University Plaza, Hackensack, New Jersey 07601. Any communications must contain a clear notation indicating that it is a "Stockholder--Board Communication" or a "Stockholder--Director Communication" and must identify the author as a stockholder. The office of the Corporate Secretary will receive the correspondence and forward appropriate correspondence to the Chairman of the Board or to any individual director or directors to whom the communication is directed. The Company reserves the right not to forward to the Board of Directors any communication that is hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is similarly inappropriate. The office of the Corporate Secretary has authority to discard or disregard any inappropriate communication or to take any other action that it deems to be appropriate with respect to any inappropriate communications.

                               EXECUTIVE OFFICERS

           Set forth below is information concerning the Executive Officers who are not Directors.

  NAME                      AGE                POSITION
  ----                      ---                --------

  George Kondrach            51                Executive Vice President
  Stephen Agress             42                Vice President - Finance


      MR. GEORGE KONDRACH was appointed Executive Vice President of the Company in May 2003. He has also served as President of the Company's ISOGEN International, LLC wholly-owned subsidiary since his appointment on December 10, 2001. Mr. Kondrach, who in 1991 co-founded ISOGEN International, served as its Chairman until April 1999 when ISOGEN was acquired by DataChannel, Inc. Since 1999 and until ISOGEN was acquired by the Company in December 2001, Mr. Kondrach served in various executive management capacities with DataChannel, most recently as Senior Vice President of Solutions Architecture. He holds a B.S. degree in biology from Southern Methodist University (1975).

      MR. STEPHEN AGRESS was elected Vice President - Finance in March 1998. He served as Corporate Controller since joining the Company in August 1995. Mr. Agress is a certified public accountant and had been a senior audit manager with Deloitte & Touche for more than five years prior to his resignation in 1995. Mr. Agress holds a B.S. in accounting from Yeshiva University (1982).

      There are no family relationships between or among any Executive Officers of the Company. Executive Officers serve at the discretion of the Board.

                       EXECUTIVE AND DIRECTOR COMPENSATION

      The following table sets forth information with respect to compensation paid by the Company for services to the Company during the three fiscal years ended December 31, 2003 to the Chief Executive Officer and to all other Executive Officers whose total annual salary and bonuses exceeded $100,000 in 2003.

                           SUMMARY COMPENSATION TABLE


                                                        ANNUAL COMPENSATION
                                                        -------------------

    NAME AND POSITION                   CALENDAR                                      STOCK OPTIONS
                                         YEAR          SALARY           BONUS            AWARDED
Jack Abuhoff                             2003          $315,600       $63,120            337,500 (a)
Chairman of the Board of                 2002           315,600          -             1,139,160 (b)
Directors, Chief Executive               2001           315,600          -                   -
Officer and President

George Kondrach                          2003          $216,667       $68,333           200,000
Executive Vice President                 2002           200,000        10,660           150,000
                                         2001            16,667          -                   -


Stephen Agress                           2003          $169,000       $25,350           168,000 (a);
                                                                                         40,000
Vice President - Finance                 2002           169,000         -                    -
                                         2001           169,000         -               100,000

(a) Represents options granted in prior years for which the expiration date was extended for 10 years.

(b) Represents options granted in 1997 for which the expiration date was extended from 2002 to 2007.

The above compensation does not include certain other personal benefits, the total value of which does not exceed as to any named officer, the lesser of $50,000 or 10% of such person's cash compensation. The Company has not granted any stock appreciation rights nor does it have any "long-term incentive plans," other than its stock option plans.

                        OPTION GRANTS IN LAST FISCAL YEAR
                                INDIVIDUAL GRANTS

                                                                                                      POTENTIAL REALIZED
                       NUMBER OF                                                                       VALUE AT ASSUMED
                      SECURITIES               PERCENT OF                                              ANNUAL RATES OF
                      UNDERLYING              TOTAL OPTIONS     EXERCISE                              STOCK APPRECIATION
                        OPTIONS           GRANTED TO EMPLOYEES    PRICE         EXPIRATION               FOR OPTION TERM
NAME                    GRANTED            IN FISCAL YEAR (b)   PER SHARE          DATE              5%               10%
Jack Abuhoff              31,500 (a)                1%             $0.50            6/13          $  24,855         $    35,488

Jack Abuhoff             126,000 (a)                5%             $0.50            7/13          $  99,420         $   141,954

Jack Abuhoff             180,000 (a)                7%             $0.67            6/14          $ 113,725         $   175,090

Stephen Agress            96,000 (a)                4%             $0.50            7/13          $  76,973         $   109,701

Stephen Agress            72,000 (a)                3%             $0.67            6/14          $  45,490         $    70,036

Stephen Agress            40,000                    2%             $3.35           11/13          $  37,022         $    81,808

George Kondrach          200,000                    8%             $3.35           11/13          $ 185,109         $   409,042

(a) Represents options granted in prior years for which the expiration date was extended for a period of 10 years.

(b) Also includes options granted in prior years for which the expiration date was extended for a period of 10 years.


                 AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR;
                          FISCAL YEAR END OPTION VALUES

                         SHARES                           NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED IN-THE-
                        ACQUIRED           VALUE        OPTIONS AT FISCAL YEAR END       MONEY OPTIONS AT FISCAL YEAR END
NAME                  ON EXERCISE        REALIZED       EXERCISABLE/UNEXERCISABLE           EXERCISABLE/UNEXERCISABLE
Jack Abuhoff               -                 -                2,304,902/191,758              $6,424,789/$357,157

George Kondrach            -                 -                   65,620/284,380              $     -   /$130,000

Stephen Agress             -                 -                   328,399/79,601              $  789,236/$56,524

EMPLOYMENT AGREEMENTS

      On January 1, 2004, the Company entered into a four year employment agreement with Mr. George Kondrach to serve as Executive Vice President of the Company. Pursuant to the agreement, Mr. Kondrach will be compensated at a rate of $250,000 per annum for the first year, subject to annual review for discretionary annual increases thereafter, and will be eligible to receive an annual cash bonus, the amount of which will be based upon meeting certain goals. In addition, on November 10, 2003, Mr. Kondrach was granted an option to purchase 200,000 shares of the Company's common stock at $3.35 per share. In connection with Mr. Kondrach's previous employment agreement, in 2002 he was granted an option to purchase 150,000 shares of the Company's common stock at $4.00 per share, and was issued 11,587 unregistered shares of the Company's common stock. Compensation expense of approximately $10,000 was recorded in the year ended December 31, 2002 as selling and administrative expenses pursuant to the stock issuance.

DIRECTORS COMPENSATION

      Messrs. Bagerdjian and Marozsan and Ms. Forlenza are compensated at the rate of $1,250 per month, plus out-of-pocket expenses for each meeting attended. In addition, on November 14, 2003, Messrs. Bagerdjian and Marozsan and Ms. Forlenza were each granted options to purchase 30,000 shares at an exercise price of $3.69 per share.

      Dr. Charles F. Goldfarb is compensated at a rate of $2,000 per month, plus out-of-pocket expenses for each meeting attended. Beginning in 2004, Dr. Goldfarb will be compensated at a monthly rate of $1,250 per month. In addition, Dr. Goldfarb received approximately $38,562 and $1,250 in fees for certain special assignments in 2003 and 2002, respectively, and was granted options in 2003 to purchase 90,000 shares and 30,000 shares at an exercise price of $3.69 and $3.26 per share, respectively.

      The Company has an arrangement with Mr. Todd Solomon, its former President and CEO, that provides for a salary of $75,000 per annum. In addition, Mr. Solomon was granted options in 2003 to purchase 30,000 shares at an exercise price of $3.69 per share. Mr. Solomon serves as Vice Chairman of the Board and in certain consulting and advisory capacities as designated by the CEO or the Board of Directors.

      The Directors do not receive any compensation for serving on a Committee of the Board of Directors.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      In 2003 the compensation committee was comprised of Messrs. Bagerdjian and Marozsan and Ms. Forlenza, none of whom are or were officers or employees of the Company.


                 REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

      The Executive Compensation Committee (the "Committee") sets and administers the policies governing annual compensation of the Chief Executive Officer and the other Executive Officers. The Committee consists of three directors who meet the independence requirements of the Nasdaq Stock Market. The Committee acts under a charter that was approved by the full Board of Directors on December 16, 2002. The Committee met four times in 2003.

      The Committee determines compensation annually by considering (a) compensation paid by peer companies and the overall competitive environment and the level of compensation necessary to attract and retain executive talent, (b) Company performance, both separately and in relation to similar companies, (c) individual performance, (d) historical compensation levels and stock awards at the Company, (e) recommendations by an independent compensation consulting firm, and (f) any other factors the Committee may deem relevant. The Committee also considers the recommendations of the Chief Executive Officer on compensation for other Executive Officers.

      The Company uses option grants as the primary vehicle for employee stock-based compensation. The Committee believes stock options align the interests of the Chief Executive Officer and the other Executives Officers' interests with those of stockholders in building share value, offer Executive Officers an incentive for the achievement of superior performance over time, and foster the retention of key management personnel.

      The Committee typically grants options on an annual basis, and occasionally also makes supplemental grants. Options have an exercise price equal to current market price at time of grant, and vest over time to encourage Executive Officers to remain employed with the Company.

      The number of options the Committee awards the Chief Executive Officer and each other Executive Officer is based on his or her relative position, responsibilities and performance over the previous fiscal year and his or her anticipated future performance, potential and responsibilities. The Committee also reviews prior option grants to each Executive Officer and others, including the number of shares that continue to be subject to vesting under their respective outstanding options. The size of option grants is not directly related to the Company's performance. The Committee also uses data on stock options granted by companies that are comparable by industry and revenue, and takes into consideration recommendations asserted by an independent compensation consulting firm.

      This proxy statement sets out the salaries, bonuses and stock option grants for Executive Officers in 2003. The Option Grants In Last Fiscal Year table in this proxy statement also reflects that the Company extended the expiration date of vested stock options that were previously awarded to the Chief Executive Officer and the Vice President, Finance and that were scheduled to expire between June 2003 and June 2004. As a condition of these extensions, the optionees agreed that they will not, for a period of 365 days from the original expiration date for options expiring in 2003, and for a period of 180 days from the original expiration date for options expiring in 2004, sell any shares acquired upon exercise of these stock options. The Committee extended these stock options in light of the factors mentioned earlier, as well as to avoid unnecessary selling pressure on the Company's stock.

      There were no pay increases for the Chief Executive Officer or other Executive Officers for fiscal 2003, with the exception of a salary adjustment to the Executive Vice President under his employment agreement.

                        Executive Compensation Committee

                          Haig S. Bagerdjian, Chairman
                                 Louise Forlenza
                                John R. Marozsan

                          STOCK PRICE PERFORMANCE GRAPH

      The following performance graph compares the cumulative total return (assuming reinvestment of dividends) of an investment of $100 in Innodata Isogen, Inc. on January 1, 1999 through its fiscal year ended December 31, 2003, to the Nasdaq Market Index and the Industry Index for SIC Code 7374, Information Retrieval Services.


                                1998           1999           2000           2001           2002          2003
                                ----           ----           ----           ----           ----          ----
INNODATA ISOGEN, INC          100.00         381.32        1056.88         570.71         184.47         768.64
SIC CODE INDEX                100.00         119.72         107.01         109.94          84.24         100.28
NASDAQ MARKET INDEX           100.00         176.37         110.86          88.37          61.64          92.68


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In May 2001, the Company entered into an agreement with Mr. Barry Hertz, its then Chairman of the Board, pursuant to which he is continuing to serve as a part-time employee at a salary of $2,000 per month for five years. In addition, the Company paid him at that time $400,000 in exchange for a six year non-compete agreement.

          ITEM II. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to approval by the stockholders, the Board of Directors has appointed Grant Thornton LLP as the independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2004. Grant Thornton LLP has served as the Company's auditors for each of the fiscal years ended since December 31, 1997. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if he desires to do so and to be available to respond to appropriate questions from stockholders.

      In the event that the stockholders fail to ratify this appointment, other certified public accountants will be considered upon recommendation of the Audit Committee. Even if this appointment is ratified, our Board of Directors, in its discretion, may direct the appointment of a new independent accounting firm at any time during the year, if the Board believes that such a change would be in the best interest of the Company and its stockholders.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE
            APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS


                                  VOTE REQUIRED

      Election of Directors. Directors will be elected at the meeting by a plurality of the votes cast (i.e., the six nominees receiving the greatest number of votes will be elected as Directors).

      Ratification of the Appointment of Independent Auditors. The appointment of Grant Thornton LLP as independent auditors requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote on the matter. Abstentions will have the same effect as a vote against such ratification, whereas broker non-votes and shares not represented at the meeting will not be counted for purposes of determining whether such ratification has been approved.

                             EXPENSE OF SOLICITATION

      The cost of soliciting proxies, which also includes the preparation, printing and mailing of the Proxy Statement, will be borne by the Company. Solicitation will be made by the Company primarily through the mail, but regular employees of the Company may solicit proxies personally, by telephone or telegram. The Company will request brokers and nominees to obtain voting instructions of beneficial owners of the stock registered in their names and will reimburse them for any expenses incurred in connection therewith.

                STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING

NOTICE REQUIRED TO INCLUDE PROPOSALS IN OUR PROXY STATEMENT

      We will review for inclusion in next year's proxy statement shareholder proposals received by March 1, 2005. All proposals must meet the requirements set forth in the rules and regulations of the SEC in order to be eligible for inclusion in the proxy statement. Proposals should be sent to Innodata Isogen, Inc., Three University Plaza, Hackensack, New Jersey 07601, Attention: Corporate Secretary.

NOTICE REQUIRED TO BRING BUSINESS BEFORE AN ANNUAL MEETING

      Our by-laws establish an advance notice procedure for stockholders to make nominations of candidates for election of director or to bring other business before an annual meeting. Under these procedures, a stockholder that proposes to nominate a candidate for director or propose other business at the 2004 annual meeting of stockholders, must give us written notice of such nomination or proposal not less than 60 days and not more than 90 days prior to the scheduled date of the meeting (or, if less than 70 days' notice or prior public disclosure of the date of the meeting is given, then not later than the 15th day following the earlier of (i) the date such notice was mailed or (ii) the day such public disclosure was made). Such notice must provide certain information as specified in our by-laws and must be received at our principal executive offices by the deadline specified above.

                                  OTHER MATTERS

      The Company knows of no items of business that are expected to be presented for consideration at the Annual Meeting which are not enumerated herein. However, if other matters properly come before the Meeting, it is intended that the person named in the accompanying Proxy will vote thereon in accordance with his best judgment.

      PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.


Hackensack, New Jersey            By Order of the Board of Directors
April 29, 2004

                                  Amy R. Agress
                                  Vice President, General Counsel and Secretary

                                    EXHIBIT A

                              INNODATA ISOGEN, INC.

                  AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

I. PURPOSE

The principal purpose of the Audit Committee is to oversee the integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements. In particular, the Audit Committee shall oversee
(a) the integrity of the Company's financial statements and financial reporting process and the Company's systems of internal accounting and financial controls,
(b) the Company's compliance with legal and regulatory requirements, (c) the engagement of the independent auditors and the evaluation of the independent auditors' qualifications, independence and performance, and (d) the fulfillment of the other responsibilities set out herein and as the Board of Directors may from time to time prescribe. The Audit Committee shall also prepare the report required by the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement. The term "independent auditors" means the auditors that perform the audits of the Company that are required under the Securities Exchange Act of 1934 (the "Exchange Act") or the rules of the Commission thereunder.

II. MEETINGS

The Audit Committee shall meet as often as it deems necessary or advisable, but not less frequently than four times annually. The Audit Committee shall meet periodically with the Company's management and its independent auditors in separate or joint sessions as deemed appropriate by the Audit Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

III. MEMBERSHIP

The Audit Committee shall be appointed by the Board and shall be comprised of not fewer than three members of the Company's Board, each of whom shall meet the independence and other requirements of the Nasdaq National Market, the Securities Exchange Act of 1934 (the "Exchange Act"), the rules and regulations of the Commission regarding audit committees, and the rules and regulations of any other relevant body, including those regarding independence and experience. All members of the Audit Committee shall be able to read and understand fundamental financial statements. At least one member of the Audit Committee shall be an audit committee financial expert as defined by the Commission, and at least one member of the Audit Committee shall satisfy any applicable financial sophistication or financial expert requirements of the Nasdaq National Market.

IV. AUTHORITY

The Company's independent auditors are ultimately accountable to the Audit Committee in its capacity as a committee of the Company's Board of Directors (the "Board"), and the independent auditors shall report directly to the Audit Committee. The Audit Committee shall have sole and direct authority and responsibility to select, hire, oversee, evaluate, approve the compensation of, and, where appropriate, replace the Company's independent auditors.

In discharging its oversight role, the Audit Committee is granted the power to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain and determine funding for, at the Company's expense, independent legal counsel, additional independent auditors or other experts and advisors for this purpose. The Company shall provide the Audit Committee with appropriate funding to perform its duties, including payment of the Company's independent auditors and any experts or advisors retained by the Audit Committee.

V. KEY FUNCTIONS AND RESPONSIBILITIES

The following functions shall be the common recurring activities of the Audit Committee in carrying out its duties. The functions and responsibilities are set forth as a guide and may be varied from time to time by the Audit Committee as appropriate under the circumstances.

The Audit Committee, to the extent it deems necessary or appropriate, shall:


                   FINANCIAL STATEMENT AND DISCLOSURE MATTERS

1. Review and discuss with management and the Company's independent auditors the Company's annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the Company's independent auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' review of the quarterly financial statements.

3. Discuss with management and the Company's independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, the quality and adequacy of the Company's internal controls and any special steps adopted in light of material deficiencies in such controls.

4. Review with the auditors and management significant issues that arise regarding accounting principles and financial statement presentation, including the adoption of new, or material changes to existing, critical accounting policies or to the application of those policies, the potential effect of alternative accounting policies available under GAAP, the potential impact of regulatory and accounting initiatives and any other significant reporting issues and judgments.

5. Review and discuss with management the Company's financial results to be included in its earnings press releases, including any "pro forma" or "adjusted" non-GAAP information (such function may be performed by the Chairperson of the Audit Committee on behalf of the Audit Committee in the case of quarterly financial results).

6. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification and disclosure process for reports on Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

      OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITORS

7. Pre-approve all auditing services, including the annual audit plan, and permitted non-audit services (including the fees and terms thereof) to be performed for the Company or for the Audit Committee or Board by the Company's independent auditors. However, as permitted pursuant to Section 10A(i)(3) of the Act, authority for such pre-approval may be delegated to one or more Audit Committee members, provided that all approvals of audit and non-audit services pursuant to this delegated authority be presented to the full Audit Committee at its next meeting.

8. Meet with the independent auditors prior to the audit to discuss the planning and staffing of the audit. Without management present, discuss with the Company's independent auditors significant matters relating to the conduct of audits and attestation reports on management's assessment of internal control over financial reporting, including any difficulties encountered in the course of audit work, any restrictions on the scope of activities or access to requested information, any significant disagreements with management and the adequacy of the Company's internal control over financial reporting and disclosure controls and procedures. Discuss with the independent auditors matters relating to the report of the Audit Committee that is required by Commission rules to be included in the Company's annual proxy statement.

9. Obtain from the Company's independent auditors annually a formal written statement delineating all relationships between the independent auditors and the Company; discuss with the independent auditors any such disclosed relationships and their impact on the independent auditors' independence; and take or recommend that the Board take appropriate action regarding the independence of the independent auditors. Ensure the rotation of the audit partners as required by law, and monitor the Company's hiring of employees or former employees of the independent auditors to ensure compliance with applicable law.

10. Obtain and review an annual report by the Company's independent auditors describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any issues.

11. Evaluate the qualifications, performance and independence of the Company's independent auditors, including considering whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence. The Audit Committee shall present its conclusions with respect to the independent auditors to the Board at least once each year.

                      COMPLIANCE OVERSIGHT RESPONSIBILITIES

12. At the conclusion of each audit, obtain from the Company's independent auditors assurance that during the course of the audit, the auditors did not become aware that an occurrence or a likely occurrence of an illegal act obligates the independent auditors under Section 10A(b) of the Exchange Act to assure that the Audit Committee is adequately informed of such occurrence.

13.  Approve  or  reject  proposed  related  party   transactions   pursuant  to
requirements of the Exchange Act or NASDAQ.

14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

15. Discuss with the Company's General Counsel and outside counsel any legal matters that may have a material impact on the financial statements or the Company's compliance policies.

                                     CHARTER

16. Review and reassess the adequacy of this charter once each year and, if appropriate, make recommendations to the Board as to changes to this charter as the Audit Committee may deem necessary or advisable.

17. Publish this charter in the proxy materials relating to Annual Meetings of Stockholders at least once every three years in accordance with SEC regulations.

                                      OTHER

18. Discuss with management and the Board policies with respect to risk assessment and risk management, and review and discuss with management, the Board and the Company's independent auditors any annual reports by management on the Company's internal control over financial reporting that are required by Commission rules and any related attestation reports that are required from the independent auditors pursuant to Commission rules.

VI. LIMITATION OF AUDIT COMMITTEE'S ROLE

The Audit Committee's role is one of oversight. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the Company's independent auditors.

                       ANNUAL MEETING OF STOCKHOLDERS OF

                             INNODATA ISOGEN, INC.

                                 June 15, 2004


                   Please date, sign and mail your proxy card
                  in the envelope provided as soon as possible.


     Please detach along perforated line and mail in the envelope provided.
--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1.    Election of Directors:

                                                NOMINEES:

|_|   FOR ALL NOMINEES                          O     Jack Abuhoff

                                                O     Todd Solomon

|_|   WITHHOLD AUTHORITY                        O     Haig S. Bagerdjian
      FOR ALL NOMINEES
                                                O     Louise C. Forlenza

                                                O     Charles F. Goldfarb

|_|   FOR ALL EXCEPT                            O     John R. Marozsan
(See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:

--------------------------------------------------------------------------------

To change the address on your account,  please check the box            |_|
at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------

2. Ratification of the selection of Grant Thornton LLP as independent auditors.

                        FOR     AGAINST         ABSTAIN

                        |_|       |_|              |_|

THE SHARES REPRESENTED BY THIS PROXY, DULY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN FAVOR OF EACH OF THE ABOVE NOMINEES, FOR SELECTION OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS, AND FOR SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AS THE PROXYHOLDERS DEEM ADVISABLE.

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


--------------------------------------------------------------------------------


Signature of Stockholder
                          ------------------------------------------------------

Date:
     ---------------------------------------------------------------------------


Signature of Stockholder
                          ------------------------------------------------------

Date:
     ---------------------------------------------------------------------------


Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             INNODATA ISOGEN, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned Stockholder of Common Stock of Innodata Isogen, Inc. (the "Company") hereby revokes all previous proxies, acknowledges receipt of the Notice of the Meeting of Stockholders to be held on June 15, 2004, and hereby appoints Jack S. Abuhoff and Amy R. Agress, and each of them, as proxies of the undersigned, with full power of substitution, to vote and otherwise represent all of the shares of the undersigned in the Company at said meeting and at any adjournments thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted on the following matters and, in their discretion, upon any other business which may properly come before said meeting.


                (Continued and to be signed on the reverse side)